Reinsurance	12 Months Ended
Dec. 31, 2016
Reinsurance
9.	Reinsurance

The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

As of December 31, 2016 and 2015, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $179.9 million and $185.4 million as of December 31, 2016 and 2015, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2016, premiums and contract charges of $5.8 million, contract benefits of $(0.4) million, interest credited to contractholder funds of $4.8 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In 2015, premiums and contract charges of $7.1 million, contract benefits of $1.4 million, interest credited to contractholder funds of $4.5 million, and operating costs and expenses of $1.1 million were ceded to Prudential. In 2014, premiums and contract charges of $8.2 million, contract benefits of $1.4 million, interest credited to contractholder funds of $5.2 million, and operating costs and expenses of $1.3 million were ceded to Prudential. In addition, as of December 31, 2016 and 2015 the Company had reinsurance recoverables of $162 thousand and $114 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

As of December 31, 2016, the gross life insurance in force was $41.53 billion of which $544.1 million and $8.76 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2016	2015	2014
Direct	$163,745	$158,836	$155,439
Assumed—non-affiliate	652	741	830
Ceded
Affiliate	(1,607)	(1,379)	(2,238)
Non-affiliate	(18,200)	(20,032)	(21,515)

Premiums and contract charges, net of reinsurance	$144,590	$138,166	$132,516

The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in thousands)	2016	2015	2014
Direct	$219,527	$226,424	$227,796
Assumed—non-affiliate	900	1,088	381
Ceded
Affiliate	1,331	(7,998)	(8,363)
Non-affiliate	(13,355)	(15,920)	(6,535)

Contract benefits, net of reinsurance	$208,403	$203,594	$213,279

The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in thousands)	2016	2015	2014
Direct	$107,522	$113,166	$123,747
Assumed—non-affiliate	9	16	15
Ceded
Non-affiliate	(4,770)	(4,545)	(5,158)

Interest credited to contractholder funds, net of reinsurance	$102,761	$108,637	$118,604

In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.4 million in each of 2016, 2015 and 2014 under the terms of the structured settlement annuity reinsurance agreement (see Note 4).